                                                                  Exhibit 10.5.8
                                                             Name:  Fred Klipsch


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


      BRIERBROOK PARTNERS,
             L.L.C.                       PERCENTAGE                       CASH
           OWNERSHIP                      OWNERSHIP                       AMOUNT
      --------------------                ----------                      ------
           $300,000                         20.00%                       $390,000





                                            /s/   Fred S. Klipsch
                                            ------------------------------------
                                            Name:   Fred S. Klipsch

May 23, 2002
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